Exhibit 10.7

FIRST AMENDMENT TO TECHNOLOGY PRODUCTS SERVICES AGREEMENT

This First Amendment to Technology Products Services Agreement (the “First Amendment”) is entered into as of October 1, 2012, and amends that certain Technology Products Services Agreement dated August 10, 2009 (the “Agreement”) by and between OCWEN FINANCIAL CORPORATION, a Florida corporation (“Ocwen,” or together with its Affiliates, “Ocwen Group”) and ALTISOURCE SOLUTIONS S.À R.L., a limited liability company organized under the laws of the Grand Duchy of Luxembourg (“Altisource,” or together with its Affiliates, “Altisource Group”).

Recitals

WHEREAS, pursuant to the Agreement, Altisource was to provide certain services to Ocwen for an initial term of eight (8) years, as set forth in Section 5(a) of the Agreement; and

WHEREAS, Altisource and Ocwen now desire to extend the initial term of the Agreement through August 31, 2020.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Amendment to Section 5, Term, subparagraph (a) to the Agreement.  Section 5, Term, subparagraph (a) to the Agreement is hereby deleted in its entirety and replaced with the following:

(a)                                 The initial term shall commence on the date of the Agreement and shall continue in full force and effect, subject to Section 5(b), until August 31, 2020 (the “Initial Term”), or the earlier date upon which this Agreement has been otherwise terminated in accordance with the terms hereof.

2.                                      Amendment to Section 9, Miscellaneous, subparagraph (f) to the Agreement.  The notice address for Altisource specified in Section 9, Miscellaneous, subparagraph (f) is hereby deleted and replaced with the following:

Altisource Solutions S.à r.l.

291 route d’Arlon

L-1150 Luxembourg

Attn: Corporate Secretary

Fax No.: 352-2744-9499

With a copy to: contractmanagement@altisource.com

3.                                      Amendment to Schedule I to the Agreement.  Schedule I to the Agreement is hereby deleted in its entirety and replaced with the version of Schedule I to this First Amendment and incorporated herein by this reference.

4.                                      Amendment to Definitions of “Services Letter” and “Fee Letter”.  The definitions of “Services Letter” and “Fee Letter,” as set forth in Sections 2(a) and 4(a), respectively, are hereby modified to include the original letters, as defined therein, and all subsequent amendments and modifications thereto and restatements thereof.

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5.                                Counterparts.  This First Amendment may be signed in counterparts with the same effect as if both parties had signed one and the same document.

6.                                Agreement in Full Force and Effect as Amended.  The terms and conditions of this First Amendment shall prevail over any conflicting terms and conditions in the Agreement.  Capitalized terms that are used in this First Amendment not otherwise defined herein shall have the meanings ascribed to them in the Separation Agreement or the Agreement.  Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.  All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this First Amendment.  The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this First Amendment, as though the terms and obligations of the Agreement were set forth herein.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the date first written above by their duly authorized representatives.

OCWEN FINANCIAL CORPORATION

By	/s/ Ronald M. Faris
	Name:	Ronald M. Faris
	Title:	President and Chief Executive Officer

ALTISOURCE SOLUTIONS S.À R.L.

By	/s/ William B. Shepro
	Name:	William B. Shepro
	Title:	Manager

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SCHEDULE I

Service	Service Period
Residential Loan Servicing System	August 10, 2009 – August 31, 2020

Commercial Loan Servicing System	August 10, 2009 – August 31, 2020

Contact Center Suite	August 10, 2009 – August 31, 2020

Imaging System	August 10, 2009 – August 31, 2020

Site Suite	August 10, 2009 – August 31, 2020

Commercial-Off-the-Shelf (COTS) Applications	August 10, 2009 – August 31, 2020

Development Services	August 10, 2009 – August 31, 2020

Schedule I to the Technology Products Services Agreement (as amended by the “First Amendment to Technology Products Services Agreement” dated as of October 1, 2012).

Replaces original Schedule I to “Technology Products Services Agreement” dated August 10, 2009.

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